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                                                                    EXHIBIT 10.5

                                FIRST AMENDMENT
                                      TO
                 GREENHOUSE OPERATION AND MANAGEMENT AGREEMENT

     THIS FIRST AMENDMENT TO GREENHOUSE OPERATION AND MANAGEMENT AGREEMENT (this "Amendment") is made as of this 30 day of April, 1996, between BRUSH GREENHOUSE PARTNERS, a Colorado general partnership ("BGP") and COLORADO GREENHOUSE LLC, a Colorado limited liability company ("CG").

                                   Recitals
                                   --------

     A. BGP and CG have entered into that certain Greenhouse Operation and Management Agreement dated December 29, 1994 to be effective January 1, 1994 (the "O&M Agreement"), whereby CG was engaged by BGP to operate and manage the greenhouse facility (the "Greenhouse") located in Brush, Colorado.

     B. CG has entered into a Loan Agreement dated as of December 29, 1995, pursuant to which CG may borrow funds in the amount of up to $3,000,000 (the "Revolving Credit Loan") from Cooperative Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland", New York Branch ("Rabobank").

     C. In connection with the Revolving Credit Loan, BGP and CG desire hereby to amend certain provisions of the O&M Agreement, as hereinafter set forth.

     NOW, THEREFORE, in consideration of the above Recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. Section 3.4 of the O&M Agreement is hereby amended by adding the following subsection (d) thereto:

     (d)  Colorado Greenhouse agrees that if Colorado Greenhouse uses any portion of the Revolving Credit Loan for repayment to Brush Greenhouse Partners II, LLC for working capital advances (a "BGP II Repayment"), then, after paying the Primary Fees required under Section 3.4(a) above for any calendar year, and after paying any primary fees required in connection with any Other Greenhouse for such calendar year, Colorado Greenhouse shall use any remaining Colorado Greenhouse Gross Margin for such calendar year to pay the then-outstanding principal balance on the Revolving Credit Loan relating to funds borrowed for the sole purpose of making a BGP II Repayment, together with any accrued and unpaid interest thereon, prior to making any distributions of profits or other sums to the members of
     Colorado Greenhouse pursuant to the Colorado Greenhouse operating agreement; provided, however, that Colorado Greenhouse shall be permitted to make distributions to its members, at any time and from time to time, for the sole purpose of paying such member's personal taxes arising in connection
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     with such member's interest in, or any items of income as gain of, Colorado
     Greenhouse.

     2. Except as expressly amended pursuant to Section 1 above, the terms and conditions of the O&M Agreement are unmodified and remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.


                              BRUSH GREENHOUSE PARTNERS a Colorado general partnership

                              By:    /s/ Ed Wetherbee
                                 -----------------------------------------
                              Name:  Ed Wetherbee
                              Title:   Management Committee Member

                              COLORADO GREENHOUSE LLC, a Colorado limited liability company

                              By:    /s/ Ed Wetherbee
                                 -----------------------------------------
                              Name:  Ed Wetherbee
                              Title:   Manager

                              and


                              By:    /s/ William E. Coleman
                                 ------------------------------------------
                              Name:  William E. Coleman
                              Title:   Manager


ACCEPTED AND AGREED to this 7 day
of May 1996.


THE PRUDENTIAL INSURANCE                     PRUCO LIFE INSURANCE COMPANY
 COMPANY OF AMERICA


By: /s/ Ric E. Abel                          By: /s/ [SIGNATURE ILLEGIBLE]
   -------------------------------              ----------------------------
Name: /s/ Ric E. Abel                        Name:__________________________
     -----------------------------
Title: Vice President                        Title:_________________________
      ----------------------------